Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025	6/30/2024
Condensed Income Statement
Interest income	$25,939	25,316	26,894	26,398	26,965	51,255	51,723
Interest expense	8,398	9,017	10,181	11,428	11,748	17,415	22,611
Net interest income	17,541	16,299	16,713	14,970	15,217	33,840	29,112
Provision for credit losses	18	197	649	660	528	215	653
Net interest income after provision for credit losses	17,523	16,102	16,064	14,310	14,689	33,625	28,459
Non-interest income	5,248	5,222	5,988	6,407	4,080	10,470	8,009
Non-interest expense	15,567	15,809	14,592	15,387	17,825	31,376	33,297
Income before income taxes	7,204	5,515	7,460	5,330	944	12,719	3,171
Provision for income taxes	1,285	906	1,340	798	19	2,191	331
Net income	$5,919	$4,609	$6,120	$4,532	$925	$10,528	$2,840

Supplemental Income Statement Information
Accretion income on acquired loans	$1,174	692	1,271	800	1,248	1,866	2,024
Amortization expenses on acquired interest-bearing liabilities	—	—	119	378	638	—	1,096
Tax-equivalent net interest income	17,584	16,338	16,754	15,013	15,256	33,922	29,189
Pre-provision, pre-tax net income	7,222	5,712	8,109	5,990	1,472	12,934	3,824

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.44	0.44
Basic earnings per common share	$0.41	0.33	0.44	0.31	0.07	0.74	0.21
Diluted earnings per common share	$0.41	0.33	0.44	0.31	0.07	0.74	0.21
Book value per share	$18.59	18.26	17.92	17.95	17.33	18.59	17.33
Tangible book value per share	$11.69	11.34	10.96	10.97	10.08	11.69	10.08
Weighted average common shares outstanding:
Basic	14,085,764	14,051,310	14,027,043	14,018,765	13,948,671	14,070,417	13,526,261
Diluted	14,085,764	14,051,310	14,027,043	14,018,765	13,948,671	14,070,417	13,526,261
Shares outstanding at period end	14,175,241	14,166,915	14,118,040	14,110,210	14,151,755	14,175,241	14,151,755

Selected Financial Ratios
Return on average assets	1.04%	0.81%	1.04%	0.76%	0.15%	0.93%	0.24%
Return on average equity	9.09%	7.33%	9.60%	7.23%	1.53%	8.22%	2.38%
Return on average tangible common equity	14.54%	11.91%	15.67%	12.27%	2.59%	13.26%	3.88%
Dividend payout ratio	53.66%	66.67%	50.00%	70.97%	314.29%	59.46%	209.52%
Net interest margin (tax equivalent)	3.47%	3.25%	3.22%	2.84%	2.86%	3.36%	2.80%
Efficiency ratio (tax equivalent)	68.18%	73.33%	64.16%	71.83%	92.19%	70.68%	89.51%

Selected Balance Sheet Items
Cash and cash equivalents	$49,778	37,670	35,744	39,374	34,872
Debt and equity securities	302,935	305,644	306,795	313,545	312,241

Loans:
Commercial and industrial	$110,528	112,580	118,494	119,079	125,703
Commercial, secured by real estate	1,110,875	1,110,276	1,113,921	1,105,405	1,117,798
Residential real estate	459,473	463,379	456,298	459,740	458,949
Consumer	18,452	19,030	20,474	22,088	22,912
Agricultural	14,413	13,161	13,242	13,113	11,685
Other, including deposit overdrafts	171	133	179	496	233
Deferred net origination fees	(902)	(929)	(796)	(861)	(533)
Loans, gross	1,713,010	1,717,630	1,721,812	1,719,060	1,736,747
Less allowance for credit losses	12,108	12,124	12,001	11,867	11,270
Loans, net	$1,700,902	$1,705,506	$1,709,811	$1,707,193	$1,725,477

Loans held for sale	$6,026	6,098	5,556	35,687	44,002

	Three Months Ended					Six Months Ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025	6/30/2024
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$12,124	12,001	11,867	11,270	10,557
Fair value adjustment for purchased credit deteriorated loans	—	—	—	—	189
Provision for credit losses on loans	63	162	728	681	542
Losses charged off	(95)	(53)	(616)	(122)	(87)
Recoveries	16	14	22	38	69
Allowance for credit losses, end of period	$12,108	12,124	12,001	11,867	11,270

Total earning assets	$2,034,540	2,038,666	2,044,208	2,044,318	2,058,110
Goodwill	90,310	90,310	90,310	90,209	93,922
Core deposit intangibles	7,408	7,708	8,006	8,309	8,613
Mortgage servicing rights	2,698	2,908	3,098	3,296	3,522
Other non-earning assets	172,844	163,153	161,772	200,776	207,146
Total non-earning assets	273,260	264,079	263,186	302,590	313,203
Total assets	2,307,800	2,302,745	2,307,394	2,346,908	2,371,313
Total deposits	1,919,372	1,921,649	1,878,292	1,917,005	1,943,060
Long-term debt	105,000	104,637	155,153	155,662	162,150
Total shareholders’ equity	263,474	258,651	253,036	253,246	245,214
Equity to assets ratio	11.42%	11.23%	10.97%	10.79%	10.34%
Loans to deposits ratio	89.25%	89.38%	91.67%	89.67%	89.38%

Tangible common equity (TCE)	$165,756	160,633	154,721	154,728	142,679
Tangible common assets (TCA)	2,210,082	2,204,727	2,209,079	2,248,390	2,268,778
TCE/TCA	7.50%	7.29%	7.00%	6.88%	6.29%

Selected Average Balance Sheet Items
Cash and cash equivalents	$34,256	36,125	31,648	39,697	39,396	35,063	45,378
Debt and equity securities	302,475	304,033	311,323	314,255	309,668	303,373	310,222

Loans, including loans held for sale	$1,718,959	1,721,894	1,751,644	1,770,330	1,818,253	1,720,418	1,770,410
Less allowance for credit losses on loans	12,117	11,996	11,856	11,281	11,386	12,057	10,950
Net loans	$1,706,842	1,709,898	1,739,788	1,759,049	1,806,867	1,708,361	1,759,460

Total earning assets	$2,031,261	2,036,514	2,072,397	2,099,954	2,142,064	2,033,996	2,099,362
Goodwill	90,310	90,310	90,218	94,006	91,733	90,310	85,630
Core deposit intangibles	7,555	7,854	8,154	8,458	8,302	7,704	6,789
Mortgage servicing rights	2,908	3,099	3,296	3,522	3,746	3,003	3,919
Other non-earning assets	158,251	160,281	158,022	159,736	158,937	159,138	154,075
Total non-earning assets	259,024	261,544	259,690	265,722	262,718	260,155	250,413
Total assets	2,290,285	2,298,058	2,332,087	2,365,676	2,404,782	2,294,151	2,349,775
Total deposits	1,906,305	1,896,443	1,901,442	1,936,601	1,965,987	1,901,402	1,895,268
Short-term borrowings	63	72	11	11	11,291	67	38,171
Long-term debt	104,701	127,289	155,573	158,419	162,555	115,933	156,366
Total shareholders’ equity	261,193	255,120	253,727	249,370	243,927	258,173	239,523
Equity to assets ratio	11.40%	11.10%	10.88%	10.54%	10.14%	11.25%	10.19%
Loans to deposits ratio	90.17%	90.80%	92.12%	91.41%	92.49%	90.48%	93.41%

Asset Quality
Net charge-offs	$79	39	595	84	18	118	63
Other real estate owned	—	—	—	—	—

Non-accrual loans	$4,500	4,710	4,528	3,001	2,845
Loans past due 90 days or more and still accruing	271	181	90	283	159
Total nonperforming loans	$4,771	$4,891	$4,618	$3,284	$3,004

Net charge-offs to average loans	0.02%	0.01%	0.14%	0.02%	0.00%	0.01%	0.01%
Allowance for credit losses on loans to total loans	0.71%	0.71%	0.70%	0.69%	0.65%
Nonperforming loans to total loans	0.28%	0.28%	0.27%	0.19%	0.17%
Nonperforming assets to total assets	0.21%	0.21%	0.20%	0.14%	0.13%

	Three Months Ended					Six Months Ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025	6/30/2024
Assets Under Management
LCNB Corp. total assets	$2,307,800	2,302,745	2,307,394	2,346,908	2,371,313
Trust and investments (fair value)	990,699	957,359	942,249	933,341	897,746
Mortgage loans serviced	348,003	354,593	397,625	366,175	422,951
Cash management	62,737	100,830	146,657	165,218	93,842
Investment services (fair value)	466,299	441,621	438,310	435,611	419,646
Total assets managed	$4,175,538	4,157,148	4,232,235	4,247,253	4,205,498

	Three Months Ended June 30,						Three Months Ended March 31,
	2025			2024			2025
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$ 1,718,959	23,838	5.56%	1,818,253	24,836	5.49%	1,721,894	23,181	5.46%
Interest-bearing demand deposits	9,573	140	5.87%	14,143	215	6.11%	10,337	130	5.10%
Interest-bearing time deposits	254	6	9.47%	—	—	—%	250	—	—%
Federal Reserve Bank stock	6,405	98	6.14%	6,248	180	11.59%	6,405	95	6.02%
Federal Home Loan Bank stock	20,710	447	8.66%	20,152	367	7.32%	20,710	469	9.18%
Investment securities:
Equity securities	5,053	36	2.86%	4,985	39	3.15%	5,043	39	3.14%
Debt securities, taxable	251,920	1,213	1.93%	259,768	1,183	1.83%	254,715	1,256	2.00%
Debt securities, non-taxable (2)	18,387	204	4.45%	18,515	184	4.00%	17,160	185	4.37%
Total earnings assets	2,031,261	25,982	5.13%	2,142,064	27,004	5.07%	2,036,514	25,355	5.05%
Non-earning assets	271,147			274,104			273,545
Allowance for credit losses	(12,123)			(11,386)			(12,001)
Total assets	$ 2,290,285			2,404,782			2,298,058

Interest-bearing demand and money market deposits	$ 603,066	2,374	1.58%	648,772	3,575	2.22%	570,473	2,337	1.66%
Savings deposits	363,679	199	0.22%	372,240	307	0.33%	365,876	195	0.22%
IRA and time certificates	466,065	4,546	3.91%	493,297	5,808	4.74%	497,178	5,027	4.10%
Short-term borrowings	63	1	6.37%	11,291	181	6.45%	72	1	5.63%
Long-term debt	104,701	1,278	4.90%	162,555	1,877	4.64%	127,289	1,457	4.64%
Total interest-bearing liabilities	1,537,574	8,398	2.19%	1,688,155	11,748	2.80%	1,560,888	9,017	2.34%
Demand deposits	473,495			451,678			462,916
Other liabilities	18,023			21,022			19,134
Equity	261,193			243,927			255,120
Total liabilities and equity	$ 2,290,285			2,404,782			2,298,058
Net interest rate spread (3)			2.94%			2.27%			2.71%
Net interest income and net interest margin on a taxable-equivalent basis (4)		17,584	3.47%		15,256	2.86%		16,338	3.25%
Ratio of interest-earning assets to interest-bearing liabilities	132.11%			126.89%			130.47%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Six Months Ended June 30,
	2025			2024
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,720,418	47,019	5.51%	1,770,410	47,518	5.40%
Interest-bearing demand deposits	9,953	272	5.51%	18,730	539	5.79%
Interest-bearing time deposits	252	6	4.80%	—	—	—%
Federal Reserve Bank stock	6,405	192	6.05%	5,879	176	6.02%
Federal Home Loan Bank stock	20,710	915	8.91%	18,196	708	7.82%
Investment securities:
Equity securities	5,048	75	3.00%	4,990	79	3.18%
Debt securities, taxable	253,434	2,469	1.96%	262,467	2,415	1.85%
Debt securities, non-taxable (2)	17,776	389	4.41%	18,690	365	3.93%
Total earnings assets	2,033,996	51,337	5.09%	2,099,362	51,800	4.96%
Non-earning assets	272,217			261,367
Allowance for credit losses	(12,062)			(10,954)
Total assets	$2,294,151			2,349,775

Interest-bearing demand and money market deposits	$586,860	4,711	1.62%	645,986	7,492	2.33%
Savings deposits	364,771	394	0.22%	370,145	513	0.28%
IRA and time certificates	481,536	9,573	4.01%	431,714	9,875	4.60%
Short-term borrowings	67	2	6.02%	38,171	1,116	5.88%
Long-term debt	115,933	2,735	4.76%	156,366	3,615	4.65%
Total interest-bearing liabilities	1,549,167	17,415	2.27%	1,642,382	22,611	2.77%
Demand deposits	468,235			447,423
Other liabilities	18,576			20,447
Equity	258,173			239,523
Total liabilities and equity	$2,294,151			2,349,775
Net interest rate spread (3)			2.82%			2.19%
Net interest income and net interest margin on a taxable-equivalent basis (4)		33,922	3.36%		29,189	2.80%
Ratio of interest-earning assets to interest-bearing liabilities	131.30%			127.82%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	June 30, 2025	December 31, 2024
	Unaudited	Audited
ASSETS:
Cash and due from banks	$37,465	20,393
Interest-bearing demand deposits	12,313	15,351
Total cash and cash equivalents	49,778	35,744
Interest-bearing time deposits	256	250
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,405	1,363
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	253,320	258,327
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $5 at June 30, 2025 and December 31, 2024	17,429	16,324
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held-for-sale	6,026	5,556
Loans, net of allowance for credit losses of $12,108 and $12,001 at June 30, 2025 and December 31, 2024, respectively	1,700,902	1,709,811
Premises and equipment, net	39,662	41,049
Operating lease right-of-use assets	6,020	5,785
Goodwill	90,310	90,310
Core deposit and other intangibles, net	10,106	11,104
Bank-owned life insurance	54,701	54,002
Interest receivable	8,795	8,701
Other assets, net	38,309	38,287
TOTAL ASSETS	$2,307,800	2,307,394

LIABILITIES:
Deposits:
Noninterest-bearing	$463,123	459,619
Interest-bearing	1,456,249	1,418,673
Total deposits	1,919,372	1,878,292
Long-term debt	105,000	155,153
Operating lease liabilities	6,401	6,115
Accrued interest and other liabilities	13,553	14,798
TOTAL LIABILITIES	2,044,326	2,054,358

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 19,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,390,749 and 17,329,423 shares at June 30, 2025 and December 31, 2024, respectively; outstanding 14,175,241 and 14,118,040 shares at June 30, 2025 and December 31, 2024, respectively	187,653	186,937
Retained earnings	145,621	141,290
Treasury shares at cost, 3,215,508 and 3,211,383 shares at June 30, 2025 and December 31, 2024, respectively	(56,071)	(56,002)
Accumulated other comprehensive loss, net of taxes	(13,729)	(19,189)
TOTAL SHAREHOLDERS' EQUITY	263,474	253,036
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,307,800	2,307,394

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
INTEREST INCOME:
Interest and fees on loans	$23,838	24,836	47,019	47,518
Dividends on equity securities:
With a readily determinable fair value	11	9	21	18
Without a readily determinable fair value	25	30	54	61
Interest on debt securities:
Taxable	1,213	1,183	2,469	2,415
Non-taxable	161	145	307	288
Other investments	691	762	1,385	1,423
TOTAL INTEREST INCOME	25,939	26,965	51,255	51,723

INTEREST EXPENSE:
Interest on deposits	7,119	9,690	14,678	17,880
Interest on short-term borrowings	1	181	2	1,116
Interest on long-term debt	1,278	1,877	2,735	3,615
TOTAL INTEREST EXPENSE	8,398	11,748	17,415	22,611
NET INTEREST INCOME	17,541	15,217	33,840	29,112

PROVISION FOR CREDIT LOSSES	18	528	215	653
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	17,523	14,689	33,625	28,459

NON-INTEREST INCOME:
Fiduciary income	2,262	2,067	4,426	4,040
Service charges and fees on deposit accounts	1,884	1,537	3,650	2,921
Net losses from sales of debt securities, available-for-sale	—	—	—	(214)
Bank-owned life insurance income	353	341	699	659
Net gains from sales of loans	615	50	1,456	572
Net other operating income	134	85	239	31
TOTAL NON-INTEREST INCOME	5,248	4,080	10,470	8,009

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,872	9,006	18,044	17,560
Equipment expenses	371	395	753	785
Occupancy expense, net	1,022	944	2,032	1,949
State financial institutions tax	449	476	902	904
Marketing	281	210	596	384
Amortization of intangibles	301	298	598	534
FDIC insurance premiums, net	380	394	790	898
Contracted services	859	844	1,729	1,628
Merger-related expenses	140	2,320	140	3,095
Other non-interest expense	2,892	2,938	5,792	5,560
TOTAL NON-INTEREST EXPENSE	15,567	17,825	31,376	33,297
INCOME BEFORE INCOME TAXES	7,204	944	12,719	3,171
PROVISION FOR INCOME TAXES	1,285	19	2,191	331
NET INCOME	$5,919	925	10,528	2,840

Earnings per common share:
Basic	0.41	0.07	0.74	0.21
Diluted	0.41	0.07	0.74	0.21
Weighted average common shares outstanding:
Basic	14,085,764	13,948,671	14,070,417	13,526,261
Diluted	14,085,764	13,948,671	14,070,417	13,526,261